UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 24, 2026

STRATEGY INC

(Exact name of registrant as specified in its charter)

Delaware	001-42509	51-0323571
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1850 Towers Crescent Plaza Tysons Corner, Virginia	22182
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (703) 848-8600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
10.00% Series A Perpetual Strife Preferred Stock, $0.001 par value per share	STRF	The Nasdaq Global Select Market
Variable Rate Series A Perpetual Stretch Preferred Stock, $0.001 par value per share	STRC	The Nasdaq Global Select Market
8.00% Series A Perpetual Strike Preferred Stock, $0.001 par value per share	STRK	The Nasdaq Global Select Market
10.00% Series A Perpetual Stride Preferred Stock, $0.001 par value per share	STRD	The Nasdaq Global Select Market
Class A Common Stock, $0.001 par value per share	MSTR	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Digital Credit Capital Framework Update

On August 24, 2026, Strategy Inc ("Strategy" or the "Company") announced the establishment of "USD Cash," a new component of its Digital Credit Capital Framework. USD Cash is a separately designated pool of U.S. dollar liquidity that the Company may retain for future deployment for general Bitcoin Treasury Company purposes, which may include acquiring bitcoin, paying declared cash dividends on Strategy's preferred stock and interest on its outstanding indebtedness, repurchasing Strategy's MSTR Stock or preferred stock, repaying, repurchasing or redeeming Strategy's outstanding convertible notes, increasing the USD Reserve, and other similar Bitcoin Treasury Company purposes.

The existing USD Reserve policy is unchanged. The Company's U.S. dollar reserve ("USD Reserve") remains designated to support payment of preferred stock dividends and interest on outstanding indebtedness. USD Cash complements the USD Reserve by providing management with a more flexible source of liquidity for the purposes described above. This additional flexibility is intended to allow management to respond more quickly to market conditions, including dislocations in the markets for bitcoin or Strategy's securities.

For information regarding the Digital Credit Capital Framework, see the Company's Current Report on Form 8-K filed with the SEC on June 29, 2026.

USD Reserve and USD Cash Updates

As of August 23, 2026, the balances of the USD Reserve and USD Cash were as follows:

•
USD Reserve: $5.10 billion
•
USD Cash: $1.59 billion

These amounts include expected cash proceeds from shares sold under Strategy's ATM (defined below) that had not yet settled as of such date.

ATM Update

On August 24, 2026, Strategy announced an update with respect to sales made under its at-the-market offering program ("ATM") of the following securities:

	During Period August 17, 2026 to August 23, 2026			As of August 23, 2026
Security	Shares Sold (1)	Notional Value (in millions) (2)	Net Proceeds (in millions) (3)	Available for Issuance and Sale (in millions)
STRF Stock	-	$-	$-	$1,619.3
10.00% Series A Perpetual Strife Preferred Stock
STRC Stock	-	$-	$-	$17,510.8
Variable Rate Series A Perpetual Stretch Preferred Stock
STRK Stock	-	$-	$-	$2,100.0
8.00% Series A Perpetual Strike Preferred Stock
STRD Stock	-	$-	$-	$4,014.8
10.00% Series A Perpetual Stride Preferred Stock
MSTR Stock	18,261,118	$-	$ 2,006.5 (4)	$19,694.2
Class A Common Stock
Total			$2,006.5

(1) Includes shares sold but not yet settled as of August 21, 2026.

(2) The total face value of the shares of preferred stock sold, which is used to calculate dividends thereon.

(3) Net proceeds are presented net of sales commission.

(4) $136.4 million in net proceeds from MSTR Stock sales were used to fund repurchases of STRC Stock under the Digital Credit Securities Repurchase Program (defined below), $300.0 million in net proceeds from MSTR Stock sales were used to increase the USD Reserve, and the remaining net proceeds from MSTR Stock sales were used to increase the USD Cash liquidity account.

BTC Update

On August 24, 2026, Strategy announced updates with respect to its bitcoin holdings:

During Period August 17, 2026 to August 23, 2026			As of August 23, 2026
BTC Purchased / (Sold) (1)	Aggregate Purchase / (Sale) Price (in millions) (2)	Average Purchase / (Sale) Price (2)	Aggregate BTC Holdings	Aggregate Purchase Price (in billions) (2)	Average Purchase Price (2)
-	$-	$-	840,447	$63.36	$75,385

(1) No bitcoin purchases or sales were made this week.

(2) Aggregate and average purchase prices are inclusive of fees and expenses; aggregate and average sale prices are net of fees and expenses.

Repurchase Program Updates

On August 24, 2026, Strategy announced an update with respect to its share repurchase program of the following securities:

During Period August 17, 2026 to August 23, 2026
Security	Shares Repurchased	Aggregate Purchase Price (in millions)
STRF Stock (1)	-	$-
10.00% Series A Perpetual Strife Preferred Stock
STRC Stock (1)	1,431,212	$136.4
Variable Rate Series A Perpetual Stretch Preferred Stock
STRK Stock (1)	-	$-
8.00% Series A Perpetual Strike Preferred Stock
STRD Stock (1)	-	$-
10.00% Series A Perpetual Stride Preferred Stock
MSTR Stock (2)	-	$-
Class A Common Stock
Total
	1,431,212	$136.4

(1) $516.6 million aggregate purchase price of Strategy's preferred stock remains available under the digital credit securities repurchase program ("Digital Credit Securities Repurchase Program") previously announced on June 29, 2026.

(2) $1.0 billion aggregate purchase price of MSTR Stock remains available under the MSTR Stock repurchase program previously announced on June 29, 2026.

Item 7.01 Regulation FD Disclosure.

Strategy Dashboard

Strategy also maintains a dashboard on its website (www.strategy.com) as a disclosure channel for providing broad, non-exclusionary distribution of information regarding Strategy to the public, including information regarding market prices of its outstanding securities, bitcoin purchases and holdings, certain key performance indicator metrics and other supplemental information, and as one means of disclosing non-public information in compliance with its disclosure obligations under Regulation FD. Investors and others are encouraged to regularly review the information that Strategy makes public via the website dashboard.

Furnished Information

The information disclosed pursuant to Item 7.01 in this Current Report on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

Statements in this Current Report on Form 8-K about future expectations, plans, and prospects, as well as any other statements regarding matters that are not historical facts, may constitute "forward-looking statements" within the meaning of The Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements regarding the Company's "Digital Credit Capital Framework", including its USD Reserve policy and USD Cash policy. The words “anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "plan," "potential," "predict," "project," "should," "target," "will," "would," and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including the uncertainties related to the Company's future results of operations, assumptions underlying the Company's projections, changes in market conditions, the price of bitcoin and Strategy's securities, the Company's financial obligations or liquidity needs, the availability and terms of financing, and the other factors discussed under the caption "Risk Factors" in the Company's Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (the "SEC") on August 3, 2026 and the risks described in other filings that the Company may make with the SEC. Any forward-looking statements contained in this Current Report on Form 8-K speak only as of the date hereof, and the Company specifically disclaims any obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 24, 2026	Strategy Inc (Registrant)

	By:	/s/ Thomas C. Chow
	Name:	Thomas C. Chow
	Title:	Executive Vice President & General Counsel